OTHER OPERATING EXPENSE, NET (Tables)	12 Months Ended
Dec. 31, 2020
OTHER OPERATING EXPENSE, NET
Schedule of other operating expense, net

	Years ended December 31,
	2018	2019	2020
	RMB	RMB	RMB

Government grants(i)	7,677	6,933	8,775
Ineffective portion of change in fair value of cash flow hedges	(1,978)	(222)	3,052
Net realized and unrealized gain/(loss) on derivative financial instruments not qualified as hedging	191	(4,384)	(1,252)
Impairment losses on long-lived assets (ii)	(6,286)	(345)	(14,560)
(Loss)/gain on disposal of property, plant, equipment and other non-current assets, net	(1,501)	(1,829)	398
Fines, penalties and compensations	(278)	(173)	(43)
Donations	(181)	(210)	(301)
Others	(2,901)	(116)	(1,781)
	(5,257)	(346)	(5,712)

Notes:

(i)

Government grants for the years ended December 31, 2018, 2019 and 2020 primarily represent financial appropriation income and non-income tax refunds received from respective government agencies without conditions or other contingencies attached to the receipts of the grants.

(ii)

Impairment losses recognized on long-lived assets of the exploration and production (“E&P”) segments were RMB 4,274, RMB 3 and RMB 8,495 for the years ended December 31, 2018, 2019 and 2020, respectively. The impairment comprised RMB 4,274, RMB 8,435 on property, plant and equipment for the years ended December 31, 2018 and 2020, respectively, RMB 60 on construction in progress for the year ended December 31, 2020, and RMB 3 on prepayments for the year ended December 31, 2019. E&P segment determines recoverable amounts of property, plant and equipment relating to oil and gas producing activities, which include significant judgements and assumptions. The recoverable amounts were determined based on the present values of the expected future cash flows of the assets using a pre-tax discount rate of 10.47%, 10.47% and 10.47% for the years ended December 31, 2018, 2019 and 2020, respectively. Further future downward revisions to the Group’s oil price outlook would lead to further impairments which, in aggregate, are likely to be material. It is estimated that a general decrease of 5% in oil price, with all other variables held constant, would result in additional impairment loss on the Group's property, plant and equipment relating to oil and gas producing activities by approximately RMB 4,548. It is estimated that a general increase of 5% in operating cost, with all other variables held constant, would result in additional impairment loss on the Group's property plant and equipment relating to oil and gas producing activities by approximately RMB 2,836. It is estimated that a general increase of 5% in discount rate, with all other variables held constant, would result in additional impairment loss on the Group's property, plant and equipment relating to oil and gas producing activities by approximately RMB 287. The primary factor resulting in the E&P segment impairment loss for the year ended December 31, 2018 was downward revision of oil and gas reserve in certain fields. The primary factors resulting in the E&P segment impairment loss for the year ended December 31, 2020 were low oil price outlook and downward revision of oil and gas reserve in certain fields.